                                                                  EXHIBIT (C)(3)

                               VOTING AGREEMENT

     VOTING AGREEMENT (this "Agreement"), dated as of January 18, 1999, by and
                             ---------
among STEAG ELECTRONIC SYSTEMS GmbH, a German business entity ("Parent"), MIG
                                                                ------
ACQUISITION CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Parent ("Newco"), and Arnon And Anita Gat, ("Shareholder").
         -----                               -----------

     WHEREAS, Shareholder is, as of the date hereof, the record and beneficial owner of 1,138,905 shares of common stock, no par value per share (the "Common
                                                                        ------
Stock") of , AG Associates, Inc., a California corporation (the "Company"); and
-----

     WHEREAS, Parent, Newco and the Company concurrently herewith are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger
                                                                        ------
Agreement"), which provides, among other things, for the acquisition of the
---------
Company by Parent by means of a cash tender offer (the "Offer") for any and all
                                                        -----
of the outstanding shares of Common Stock and for the subsequent merger (the "Merger") of Newco with and into the Company upon the terms and subject to the
 ------
conditions set forth in the Merger Agreement; and

     WHEREAS, as a condition to the willingness of Parent and Newco to enter into the Merger Agreement, and in order to induce Parent and Newco to enter into the Merger Agreement, Shareholder has agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the execution and delivery by Parent and Newco of the Merger Agreement and the foregoing and the mutual representations, warranties, covenants and agreements set forth herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.   Representations and Warranties of Shareholder.  Shareholder
                  ---------------------------------------------
hereby represents and warrants to Parent and Newco as follows:

          (a) Shareholder is the record and beneficial owner of 1,138,905 shares of Common Stock (as may be adjusted from time to time pursuant to Section 6 hereof, the "Shares").
               ------

          (b) This Agreement has been duly executed and delivered by Shareholder and constitutes the legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) Neither the execution and delivery of this Agreement nor the consummation by Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Shareholder is a party or bound or to which the Shares are subject. To the best of Shareholder's knowledge, consummation by Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Shareholder or the Shares, except for any necessary filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR
                                                                           ---
Act"), or state takeover laws.
---

          (d) The Shares and the certificates representing Shares are now and at all times during the term hereof will be held by Shareholder, or by a nominee or custodian for the benefit of Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

     SECTION 2.   Representations and Warranties of Parent and Newco.  Each of
                  --------------------------------------------------
Parent and Newco hereby, jointly and severally, represents and warrants to Shareholder as follows:

          (a) Each of Parent and Newco is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

          (b) This Agreement has been duly authorized, executed and delivered by each of Parent and Newco and constitutes the legal, valid and binding obligation of each of Parent and Newco, enforceable against each of them in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) Neither the execution and delivery of this Agreement nor the consummation by each of Parent and Newco of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which each of Parent and Newco is a party or bound. To the best knowledge of each of Parent and Newco, consummation by each of Parent and Newco of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to each of Parent and Newco except for any necessary filing under the HSR Act or state takeover laws.

     SECTION 3.   Purchase and Sale of Shares.  Shareholder hereby agrees that
                  ---------------------------
it shall, and direct any nominee, custodian or trustee to, tender the Shares into the Offer; provided that Newco's obligation to accept for payment and pay
                --------
for the Shares in the Offer is subject to all the terms and conditions of the Offer set forth in the Merger Agreement and Annex II thereto. Simultaneously with or prior to its tender of the Shares into the Offer, Shareholder shall, if applicable, deliver to Newco an affidavit stating, under penalty of perjury, the Shareholder's U.S. taxpayer identification number and that the Shareholder is not a foreign person, pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended.

     SECTION 4.   Transfer of Shares.  Prior to the termination of this
                  ------------------
Agreement, except as otherwise provided herein and in the Merger Agreement, Shareholder shall not: (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein; (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; or (iv) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby.

     SECTION 5.   Grant of Irrevocable Proxy; Appointment of Proxy.
                  ------------------------------------------------

          (a) Shareholder hereby irrevocably grants to, and appoints, Parent and any nominee thereof, Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Shareholder, to vote the Shares, or grant a consent or approval in respect of the Shares, in connection with any meeting of the Shareholders of the Company, if applicable,
(i) in favor of the Merger and (ii) against any action or agreement which would impede, interfere with or prevent the Merger, including any other extraordinary corporate transaction, such as a merger, reorganization or liquidation involving the Company and a third party or any other proposal of a third party to acquire the Company.

          (b) Shareholder represents that any proxies heretofore given in respect of the Shares are not irrevocable, and that such proxies are hereby revoked.

          (c) Shareholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in Section 8 hereof, is intended to be irrevocable in accordance with the provisions of Section 418 of the California General Corporation Law.

     SECTION 6.   Certain Events.  In the event of any stock split, stock
                  --------------
dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Stock, or the acquisition of additional shares of Common Stock or other securities or rights of the Company by Shareholder, the number of Shares shall be adjusted appropriately, and this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock or other securities or rights of the Company issued to or acquired by Shareholder.

     SECTION 7.   Further Assurances.  Shareholder shall, upon request of Parent
                  ------------------
or Newco, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent or Newco to be necessary or desirable to carry out the provisions hereof and to vest the power to vote the Shares as contemplated by
Section 5 hereof in Parent.

     SECTION 8.   Covenants.
                  ---------

          (a) From and after the date hereof to the Effective Time, Shareholder shall not, and shall not permit the Company to, make any elections, or change any existing elections, with respect to Taxes (as that term is defined in the Merger Agreement), without the prior written consent of Parent.

          (b) From and after the date that Newco shall have purchased and paid for all of the Shares of Shareholder pursuant to Section 3 hereof, Shareholder shall make available to Parent any and all records and other materials in Shareholder's possession or control that relate to any of the Company's filings or returns relating to Taxes affecting the Company, or any other records relating to Taxes of the Company or for which the Company may be responsible.

          (c) Shareholder shall continue to reimburse the Company for any foregone federal tax deductions relating to state income or franchise taxes for any period ending on or before the Effective Time (as that term is defined in the Merger Agreement) during which the Company was part of a California unitary tax filing with Shareholder or any affiliate of Shareholder.

     SECTION 9.   Indemnification.  From and after the Closing Date, Shareholder
                  ---------------
shall protect, defend, indemnify and hold harmless Parent and Company from any claims, liabilities, costs or expenses arising out of all Taxes (including without limitation any obligation to contribute to the payment of any Taxes determined on a consolidated, combined or unitary basis with respect to a group of corporations that includes or included the Company to the extent that such obligation to contribute exceeds an amount attributable to Taxes of or attributable to the Company or its Subsidiaries) which are imposed on the Shareholder or any member (other than the Company or its Subsidiaries) of the consolidated, unitary or combined group which includes or included the Company or its Subsidiaries that Parent or the Company or its Subsidiaries pay, or otherwise satisfy in whole or in part, or that result in liens or encumbrances on any assets of the Company or its Subsidiaries or Parent.

     SECTION 10.  Termination.  This Agreement, and all rights and obligations
                  -----------
of the parties hereunder, shall terminate immediately upon the earlier of (a) the date upon which the Merger Agreement is terminated in accordance with its terms (i) by either Parent and Newco, on the one hand, or the Company, on the other hand, or (ii) by mutual written consent of Parent, Newco and the Company, or (b) the date that Newco shall have purchased and paid for all of the Shares of Shareholder pursuant to Section 3 hereof; provided, however, that (A) the indemnification obligation set forth in Section 9 hereof shall survive for a period equal to (i) three years following the Effective Time and (ii) the applicable statute of limitations, respectively and (B) the covenants set forth in Sections 8(a) through (c) shall survive without limitation. The proxy given pursuant to Section 5 hereof shall be automatically revoked and be of no further force or effect, without further action on the part of any party hereto, immediately upon the termination of this Agreement.

     SECTION 11.  Expenses.  All fees and expenses incurred by any one party
                  --------
hereto shall be borne by the party incurring such fees and expenses.

     SECTION 12.  Public Announcements.  Each of Parent, Newco and the Company
                  --------------------
agrees that it will not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that such disclosure can be
                                  --------  -------
made without obtaining such prior consent if (i) the disclosure is required by law or by obligations imposed pursuant to any listing agreement with the Nasdaq National Market and (ii) the party making such disclosure has first used its best efforts to consult with the other party about the form and substance of such disclosure.

     SECTION 13.  Miscellaneous.
                  -------------

          (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Merger Agreement.

          (b) All notices and other communications hereunder shall be in writing and shall be deemed given upon (i) transmitter's confirmation of a receipt of a facsimile transmission, (ii) confirmed delivery by a standard overnight carrier or when delivered by hand or (iii) the expiration of five business days after the day when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (A)   if to Shareholder to:


                       Arnon and Anita Gat
                       2000 Bryant Street
                       Palo Alto, CA 94301
                       Telephone:  (650) 323-9040
                       Facsimile:  (408) 935-2732
                       Attention: Dr. Arnon Gat

                 with a copy to:


                       Thelen Reid & Priest LLP
                       333 W. San Carlos Street, 17th Floor
                       San Jose, CA 95110
                       Telephone:  (408) 292-5800
                       Facsimile:  (408) 287-8040
                       Attention: Jay L. Margulies

                 and

                 (B)   if to Parent or Newco, to:


                       STEAG Electronic Systems GmbH
                       Ruttenscheider Strasse 1-3
                       D-45128 Essen
                       Germany
                       Telephone: 011-49-201-801-2510
                       Facsimile: 011-49-201-801-6684
                       Attention: Dr. Peter Lockowandt

                 with a copy to:


                       Northrop, Stradar & Glenn, P.C.
                       One Corwin Court
                       Post Office Box 2395
                       Newburgh, New York 12550
                       Telephone: (914) 561-8000
                       Facsimile: (914) 561-2083
                       Attention: George F. Stradar, Jr., Esq.

                 and


                       Morrison & Foerster LLP
                       425 Market Street
                       San Francisco, CA 94105
                       Telephone: (415) 268-7000
                       Facsimile: (415) 268-7522
                       Attention: John W. Campbell, Esq.

          (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

          (e) This Agreement (including the Merger Agreement and any other documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, whether written and oral, among the parties hereto with respect to the subject matter hereof.

          (f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the principles of conflicts of laws thereof.

          (g) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns, and the provisions of this Agreement are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (h) If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (i) Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and
(ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in any state or federal court sitting in California. The parties hereto consent to personal jurisdiction in any such action brought in any state or federal court sitting in California and to service of process upon it in the manner set forth in Section 11(b) hereof.

          (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, Parent, Newco and Shareholder have caused this Agreement to be duly executed and delivered as of the date first written above.

                              STEAG Electronic Systems GmbH



                              By: /s/ Hans-Georg Betz
                                 ---------------------------------------
                                 Name:  Hans-Georg Betz
                                 Title: Chief Executive Officer

                              STEAG Electronic Systems GmbH



                              By: /s/ Peter Lockowandt
                                 ---------------------------------------
                                 Name:  Peter Lockowandt
                                 Title: Officer with Statutory authority

                              MIG ACQUISITION CORPORATION



                              By: /s/ Berthold Lutke-Daldrup
                                 ---------------------------------------
                                 Name:  Berthold Lutke-Daldrup
                                 Title: Chief Financial Officer



                              /s/ Arnon Gat
                              ------------------------------------------
                                  Name: Arnon Gat



                              /s/ Anita Gat
                              ------------------------------------------
                                  Name: Anita Gat

January 14, 1999

STEAG Electronic Systems GmbH

MIG Acquisition Corporation
Ruttenscheider Strasse 1-3
45128 Essen
GERMANY

Ladies and Gentlemen:

     We understand that you intend to enter into an Agreement and Plan of Merger with AG Associates, Inc. (the "Company"), providing for a cash tender offer (the "Offer") for the outstanding shares of common stock of the Company by MIG Acquisition Corporation ("Newco"), and the subsequent merger (the "Merger") of Newco with and into the Company. We further understand that you have asked Poalim Investments LTD. ("Poalim") and certain other significant shareholders of the Company (a) to agree to tender into the Offer any AG Associates shares such person owns, and (b) to grant to STEAG Electronic Systems GmbH ("Parent") an irrevocable proxy to vote such person's shares in favor of the Merger.

     By delivering this letter, we hereby agree that, in the event you enter into an Agreement and Plan of Merger with the Company providing for the Offer and the Merger, Poalim will tender into the Offer 520,000 shares of which Poalim has record or beneficial ownership (The "Shares"). Poalim will not, at any time prior to June 30, 1999, transfer or consent to transfer any of the Shares to any person, enter into any contract option or agreement with respect to the Shares or take any other action that would in any way restrict, limit or interfere with the tendering the Shares into the Offer.

     Poalim has granted to Dr. Arnon Gat its proxy (which shall be irrevocable prior to June 30, 1999) to vote the Shares in favor of the Merger and against any action or agreement which would impede, interfere with or prevent the Merger.

Very truly yours,

POALIM INVESTMENTS LTD.

By: /s/ Avigdor Kelner                         By: /s/ P. Bittermann Cohen
    ------------------                            ------------------------
Name:  Avigdor Kelner                          Name:  P. Bitterman Cohen
Title: Chief executive Officer                 Title: Vice - President

                                     PROXY

     The undersigned hereby constitutes and appoints Dr. Arnon Gat, his lawful agent and proxy with full power of substitution, to represent the undersigned, and to vote 520,000 shares of common stock (the "Shares") of AG Associates, Inc., a California corporation (the "Company"), of which the undersigned has record or beneficial ownership or in respect of which the undersigned otherwise may be entitled to vote at a shareholders' meeting (a) in favor of the merger of MIG Acquisition Corporation ("Newco") with and into the Company, pursuant to an Agreement and Plan of Merger made by and among STEAG Electronic Systems GmbH ("Parent"), Newco and the Company (the "Merger Agreement"), concurrently with the delivery of this Proxy (the "Merger"); and (b) against any action or agreement which would impede, interfere with or prevent the Merger.

     This Proxy is coupled with an interest and is given to secure the performance of the undersigned's obligations under that certain letter dated January 14, 1999 from the undersigned to Parent and Newco. This Proxy shall remain in effect and shall be irrevocable in accordance with the provisions of
Section 705 of the California General Corporation Law from the date it is delivered by the undersigned to Dr. Gat until the earlier to occur of (a) the Merger and (b) June 30, 1999.


Dated:  January 14, 1999

                                   POALIM INVESTMENTS LTD.


By: /s/ P. Bittermann Cohen        By: /s/ Avigdor Kelner
   ------------------------           -------------------
Name:  P. Bitterman Cohen          Name:  Mr. Avigdor Kelner
Title: Vice - President            Title: Chief Executive Officer

                               VOTING AGREEMENT

     VOTING AGREEMENT (this "Agreement"), dated as of January 18, 1999, by and
                             ---------
among STEAG ELECTRONIC SYSTEMS GMBH, a German business entity ("Parent"), MIG
                                                                ------
ACQUISITION CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Parent ("Newco"), and Clal Electronics Industries Ltd. ("Shareholder").
         -----                                           -----------

     WHEREAS, Shareholder is, as of the date hereof, the record and beneficial owner of 550,000 shares of common stock, no par value per share (the "Common
                                                                      ------
Stock") of , AG ASSOCIATES, INC., a California corporation (the "Company"); and
-----

     WHEREAS, Parent, Newco and the Company concurrently herewith are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger
                                                                        ------
Agreement"), which provides, among other things, for the acquisition of the
---------
Company by Parent by means of a cash tender offer (the "Offer") for any and all
                                                        -----
of the outstanding shares of Common Stock and for the subsequent merger (the "Merger") of Newco with and into the Company upon the terms and subject to the
 ------
conditions set forth in the Merger Agreement; and

     WHEREAS, as a condition to the willingness of Parent and Newco to enter into the Merger Agreement, Shareholder has agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the execution and delivery by Parent and Newco of the Merger Agreement and the foregoing and the mutual representations, warranties, covenants and agreements set forth herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Representations and Warranties of Shareholder.  Shareholder
                 ---------------------------------------------
hereby represents and warrants to Parent and Newco as follows:

          (a) Shareholder is the record and beneficial owner of 550,000 shares of Common Stock (as may be adjusted from time to time pursuant to Section 6 hereof, the "Shares").
             ------

          (b) Shareholder is a corporation duly organized, validly existing and in good standing under the laws of Israel has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by Shareholder and constitutes the legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

          (d) Neither the execution and delivery of this Agreement nor the consummation by Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Shareholder is a party or bound or to which the Shares are subject. To the best of Shareholder's knowledge, consummation by Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, or decree or under any Israeli law, statute, law, rule or regulation applicable to Shareholder or the Shares, except for any necessary filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or state takeover laws.
                                           -------

          (e) The Shares and the certificates representing Shares are now and at all times during the term hereof will be held by Shareholder, or by a nominee or custodian for the benefit of Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, other than restrictions, if any, under the Company's Article of Association and under the securities laws.

     SECTION 2.  Representations and Warranties of Parent and Newco.  Each of
                 --------------------------------------------------
Parent and Newco hereby, jointly and severally, represents and warrants to Shareholder as follows:

          (a) Each of Parent and Newco is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

          (b) This Agreement has been duly authorized, executed and delivered by each of Parent and Newco and constitutes the legal, valid and binding obligation of each of Parent and Newco, enforceable against each of them in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) Neither the execution and delivery of this Agreement nor the consummation by each of Parent and Newco of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which each of Parent and Newco is a party or bound. To the best knowledge of each of Parent and Newco, consummation by each of Parent and Newco of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to each of Parent and Newco except for any necessary filing under the HSR Act or state takeover laws.

     SECTION 3.  Purchase and Sale of Shares.  Shareholder hereby agrees that it
                 ---------------------------
shall, and direct any nominee, custodian or trustee to, tender the Shares into the Offer; provided that Newco's obligation to accept for payment and pay for
           --------
the Shares in the Offer is subject to all the terms and conditions of the Offer set forth in the Merger Agreement and Annex II thereto. Simultaneously with or prior to its tender of the Shares into the Offer, Shareholder shall, if applicable, deliver to Newco an affidavit stating, under penalty of perjury, the Shareholder's U.S. taxpayer identification number. If the terms of the Offer are amended and the price offered for the Shares in the Offer is increased, Shareholder shall benefit from such amended terms and price.

     SECTION 4.  Transfer of Shares.  Prior to the termination of this
                 ------------------
Agreement, except as otherwise provided herein and in the Merger Agreement, Shareholder shall not: (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein; (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein; or (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares.

     SECTION 5.  Grant of Irrevocable Proxy; Appointment of Proxy.
                 ------------------------------------------------

          (a) Shareholder hereby irrevocably grants to, and appoints, Parent and any nominee thereof, Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Shareholder, to vote the Shares, or grant a consent or approval in respect of the Shares, in connection with any meeting of the Shareholders of the Company, if applicable,
(i) in favor of the Merger and (ii) against any action or agreement which would impede, interfere with or prevent the Merger, including any other extraordinary corporate transaction, such as a merger, reorganization or liquidation involving the Company and a third party or any other proposal of a third party to acquire the Company.

          (b) Shareholder represents that any proxies heretofore given in respect of the Shares are not irrevocable, and that such proxies are hereby revoked.

          (c) Shareholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in Section 8 hereof, is intended to be irrevocable in accordance with the provisions of Section 418 of the California General Corporation Law.

     SECTION 6.  Certain Events.  In the event of any stock split, stock
                 --------------
dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Stock, or the acquisition of additional shares of Common Stock or other securities or rights of the Company by Shareholder, the number of Shares shall be adjusted appropriately, and this Agreement and the obligations hereunder shall attach to any additional shares of

Common Stock or other securities or rights of the Company issued to or acquired by Shareholder.

     SECTION 7.  Further Assurances.  Shareholder shall, upon request of Parent
                 ------------------
or Newco, execute and deliver any additional documents and take such further actions as may reasonably be deemed to be necessary or desirable to carry out the provisions hereof and to vest the power to vote the Shares as contemplated by Section 5 hereof in Parent, provided such activities do not expose Shareholder to any liability or expenditure.

     SECTION 8.  Covenants.
                 ---------

     From and after the date hereof to the Effective Time, Shareholder shall not, and shall not permit the Company * to, make any elections, or change any existing elections, with respect to Taxes (as that term is defined in the Merger Agreement), without the prior written consent of Parent.

      SECTION 9. Termination.  This Agreement, and all rights and obligations of
                 -----------
the parties hereunder, shall terminate immediately upon the earlier of (a) the date upon which the Merger Agreement is terminated in accordance with its terms
(i) by either Parent and Newco, on the one hand, or the Company, on the other hand, or (ii) by mutual written consent of Parent, Newco and the Company, or (b) the date that Newco shall have purchased and paid for all of the Shares of Shareholder pursuant to Section 3 hereof; or (c) on June 30, 1999, provided, however, that the covenants set forth in Section 8 shall survive without limitation. The proxy given pursuant to Section 5 hereof shall be automatically revoked and be of no further force or effect, without further action on the part of any party hereto, immediately upon the termination of this Agreement.

   SECTION 10.  Expenses.  All fees and expenses incurred by any one party
                --------
hereto shall be borne by the party incurring such fees and expenses.

   SECTION 11.  Public Announcements.  Each of Parent, Newco and the Company
                --------------------
agrees that it will not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that such disclosure can be
                                  --------  -------
made without obtaining such prior consent if (i) the disclosure is required by law or by obligations imposed pursuant to any listing agreement with the Nasdaq National Market or Israeli law and (ii) the party making such disclosure has first used its best efforts to consult with the other party about the form and substance of such disclosure.

   SECTION 12.  Miscellaneous.
                -------------

          (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Merger Agreement.

          (b) All notices and other communications hereunder shall be in writing and shall be deemed given upon (i) transmitter's confirmation of a receipt of a facsimile transmission, (ii) confirmed delivery by a standard overnight carrier or when delivered by hand or (iii) the expiration of five business days after the day when mailed in the United States by

*(to the extent its holdings in the Company enable it to control the Company's actions in this matter) certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

                    (A)  if to Shareholder to:

                         Clal Electronics Industries Ltd.
                         Clal Atidin Tower
                         Tel Aviv, Israel
                         Telephone:  972-3-765-0352
                         Facsimile: 972-3-765-0360
                         Attention: Ken Lalo, General Counsel

                    (B)  if to Parent or Newco, to:

                         STEAG Electronic Systems GmbH
                         Ruttenscheider Strasse 1-3
                         45128 Essen, Germany
                         Telephone: 011-49-201-801-2510
                         Facsimile: 011-49-201-801-6684
                         Attention: Dr. Peter Lockowandt

                    with a copy to:

                         Northrop, Stradar & Glenn, P.C.
                         One Corwin Court
                         Post Office Box 2395
                         Newburgh, New York 12550
                         Telephone: (914) 561-8000
                         Facsimile: (914) 561-2083
                         Attention: George F. Stradar, Jr., Esq.

                    and

                         Morrison & Foerster LLP
                         425 Market Street
                         San Francisco, CA 94105
                         Telephone: (415) 268-7000
                         Facsimile: (415) 268-7522
                         Attention: John W. Campbell, Esq.

               (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement

               (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

               (e) This Agreement (including the Merger Agreement and any other documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, whether written and oral, among the parties hereto with respect to the subject matter hereof.

               (f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the principles of conflicts of laws thereof

               (g) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns, and the provisions of this Agreement are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

               (h) If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               (i) Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and
(ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in any state or federal court sitting in California. The parties hereto consent to personal jurisdiction in any such action brought in any state or federal court sitting in California and to service of process upon it in the manner set forth in Section 12(b) hereof.

               (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, Parent, Newco and Shareholder have caused this Agreement to be duly executed and delivered as of the date first written above.

                                   STEAG ELECTRONIC SYSTEMS GMBH



                                   By:/s/ Hans-Georg Betz
                                      --------------------------
                                      Name: Hans-Georg Betz
                                      Title:Chief Financial Officer


                                   By:/s/ Peter Lockowandt
                                      ---------------------------
                                      Name: Peter Lockowandt
                                      Title: Officer with Statutory Authority


                                   MIG ACQUISITION CORPORATION


                                   By:/s/ Berthold Lutke-Daldrup
                                      ---------------------------
                                      Name: Berthold Lutke-Daldrup
                                      Title: Chief Financial Officer


                                   CLAL ELECTRONICS INDUSTRIES LTD.


                                   By:/s/ Ken Lalo
                                      ---------------------------
                                      Name: Ken Lalo
                                      Title: General Counsel



                                   CLAL ELECTRONICS INDUSTRIES LTD.


                                   By:/s/ Rimon Ben-Shaoul
                                      ---------------------------
                                      Name: Rimon Ben-Shaoul
                                      Title: Chairman of the Board of Directors

                                VOTING AGREEMENT

     VOTING AGREEMENT (this "Agreement"), dated as of December 16, 1998, by and
                             ---------
among Steag Electronics Systems, GmbH, a German corporation ("Parent"), A.G.
                                                              ------
Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Newco"), and Canon Sales Co., Inc., a Japanese corporation and Nippon
         -----
Typewriter Company Ltd., a Japanese corporation and a 52% owned subsidiary of Canon Sales Co., Inc. ("Shareholder").
                        -----------

     WHEREAS, Shareholder is, as of the date hereof, the record and beneficial owner of 604,166 shares of common stock, no par value per share (the "Common
                                                                      ------
Stock") of A.G. Associates, Inc., a California corporation (the "Company"); and
-----

     WHEREAS, Parent, Newco and the Company concurrently herewith are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger
                                                                        ------
Agreement"), which provides, among other things, for the acquisition of the
---------
Company by Parent by means of a cash tender offer (the "Offer") for any and all
                                                        -----
of the outstanding shares of Common Stock at the price of $5.50 per share and for the subsequent merger (the "Merger") of Newco with and into the Company upon
                                ------
the terms and subject to the conditions set forth in the Merger Agreement; and

     WHEREAS, as a condition to the willingness of Parent and Newco to enter into the Merger Agreement, and in order to induce Parent and Newco to enter into the Merger Agreement, Shareholder has agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the execution and delivery by Parent and Newco of the Merger Agreement and the foregoing and the mutual representations, warranties, covenants and agreements set forth herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Representations and Warranties of Shareholder.  Shareholder
                 ---------------------------------------------
hereby represents and warrants to Parent and Newco as follows:

         (a) Shareholder is the record and beneficial owner of 604,166 shares of Common Stock (as may be adjusted from time to time pursuant to Section 6 hereof, the "Shares").
     ------

         (b) Shareholder is a corporation duly organized, validly existing and in good standing under the laws of Japan, has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

         (c) This Agreement has been duly authorized, executed and delivered by Shareholder and constitutes the legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

          (d) Neither the execution and delivery of this Agreement nor the consummation by Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Shareholder is a party or bound or to which the Shares are subject. To the best of Shareholder's knowledge, consummation by Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Shareholder or the Shares, except for any necessary filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or state takeover laws.
                          -------

          (e) The Shares and the certificates representing Shares are now and at all times during the term hereof will be held by Shareholder, or by a nominee or custodian for the benefit of Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

     SECTION 2.  Representations and Warranties of Parent and Newco.  Each of
                 --------------------------------------------------
Parent and Newco hereby, jointly and severally, represents and warrants to Shareholder as follows:

          (a) Each of Parent and Newco is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

          (b) This Agreement has been duly authorized, executed and delivered by each of Parent and Newco and constitutes the legal, valid and binding obligation of each of Parent and Newco, enforceable against each of them in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) Neither the execution and delivery of this Agreement nor the consummation by each of Parent and Newco of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which each of Parent and Newco is a party or bound. To the best knowledge of each of Parent and Newco, consummation by each of Parent and Newco of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to each of Parent and Newco except for any necessary filing under the HSR Act or state takeover laws.

     SECTION 3.  Purchase and Sale of Shares.  Shareholder hereby agrees that it
                 ---------------------------
shall, and direct any nominee, custodian or trustee to, tender the Shares into the Offer; provided that Newco's obligation to accept for payment and pay for
           --------
the Shares in the Offer is subject to all the terms and conditions of the Offer set forth in the Merger Agreement and Annex II thereto. Simultaneously with or prior to its tender of the Shares into the Offer, Shareholder shall, if applicable, deliver to Newco an affidavit stating, under penalty of perjury, the Shareholder's U.S. taxpayer identification number.

     SECTION 4.  Transfer of Shares.  Prior to the termination of this
                 ------------------
Agreement, except as otherwise provided herein and in the Merger Agreement, Shareholder shall not: (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein; (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; or (iv) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby.

     SECTION 5.  Grant of Irrevocable Proxy; Appointment of Proxy.
                 ------------------------------------------------

          (a) Shareholder hereby irrevocably grants to, and appoints, Parent and any nominee thereof, Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Shareholder, to vote the Shares, or grant a consent or approval in respect of the Shares, in connection with any meeting of the Shareholders of the Company, if applicable,
(i) in favor of the Merger and (ii) against any action or agreement which would impede, interfere with or prevent the Merger, including any other extraordinary corporate transaction, such as a merger, reorganization or liquidation involving the Company and a third party or any other proposal of a third party to acquire the Company.

          (b) Shareholder represents that any proxies heretofore given in respect of the Shares are not irrevocable, and that such proxies are hereby revoked.

          (c) Shareholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in Section 8 hereof, is intended to be irrevocable in accordance with the provisions of Section 418 of the California General Corporation Law.

     SECTION 6.  Certain Events.  In the event of any stock split, stock
                 --------------
dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Stock, or the acquisition of additional shares of Common Stock or other securities or rights of the Company by Shareholder, the number of Shares shall be adjusted appropriately, and this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock or other securities or rights of the Company issued to or acquired by Shareholder.

     SECTION 7.  Further Assurances.  Shareholder shall, upon request of Parent
                 ------------------
and Newco, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent and Newco to be necessary or desirable to carry out the provisions hereof and to vest the power to vote the Shares as contemplated by Section 5 hereof in Parent.

     SECTION 8.  Covenants.
                 ---------

          (a) From and after the date hereof to the Effective Time, Shareholder shall not, and shall not permit the Company to, make any elections, or change any existing elections, with respect to Taxes (as that term is defined in the Merger Agreement), without the prior written consent of Parent.

          (b) From and after the date that Newco shall have purchased and paid for all of the Shares of Shareholder pursuant to Section 3 hereof, Shareholder shall make available to Parent any and all records and other materials in Shareholder's possession or control that relate to any of the Company's filings or returns relating to Taxes affecting the Company, or any other records relating to Taxes of the Company or for which the Company may be responsible.

     SECTION 9.  DELETED

     SECTION 10.  Termination.  This Agreement, and all rights and obligations
                  -----------
of the parties hereunder, shall terminate immediately upon the earlier of (a) the date upon which the Merger Agreement is terminated in accordance with its terms (i) by either Parent and Newco, on the one hand, or the Company, on the other hand, or (ii) by mutual written consent of Parent, Newco and the Company, or (b) the date that Newco shall have purchased and paid for all of the Shares of Shareholder pursuant to Section 3 hereof; provided, however, that (A) the indemnification obligation set forth in Section 9 hereof shall survive for a period equal to (i) three years following the Effective Time and (ii) the applicable statute of limitations, respectively and (B) the covenants set forth in Sections 8(a) through (c) shall survive without limitation. The proxy given pursuant to Section 5 hereof shall be automatically revoked and be of no further force or effect, without further action on the part of any party hereto, immediately upon the termination of this Agreement.

     SECTION 11.  Expenses.  All fees and expenses incurred by any one party
                  --------
hereto shall be borne by the party incurring such fees and expenses.

     SECTION 12.  Public Announcements.  Each of Parent, Newco and the Company
                  --------------------
agrees that it will not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that such disclosure can be
                                  --------  -------
made without obtaining such prior consent if (i) the disclosure is required by law or by obligations imposed pursuant to any listing agreement with the Nasdaq National Market and (ii) the party making such disclosure has first used its best efforts to consult with the other party about the form and substance of such disclosure.

     SECTION 13.  Miscellaneous.
                  -------------

          (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Merger Agreement.

          (b) All notices and other communications hereunder shall be in writing and shall be deemed given upon (i) transmitter's confirmation of a receipt of a facsimile transmission, (ii) confirmed delivery by a standard overnight carrier or when delivered by hand or (iii) the expiration of five business days after the day when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

                         (A)     if to Shareholder to:

                                 Canon Sales Company, Inc.
                                 12-3 2-chome, Kounan
                                 Minato-Ku, Tokyo 108 Japan
                                 Telephone:  011 813-3-740-3313-4
                                 Facsimile:_______________________
                                 Attention:  Norio Kuroda

                         with a copy to:


                                 Thelen Reid & Priest LLP
                                 333 W. San Carlos Street, 17th Floor
                                 San Jose, CA  95110
                                 Telephone:  (408) 292-5800
                                 Facsimile:  (408) 287-8040
                                 Attention:  Jay L. Margulies

                         and


                         (B)     if to Parent or Newco, to:

                                 STEAG ELECTRONIC SYSTEMs, GmbH

                              Ruttenscheider Strasse 1-3
                              D-45128 Essen
                              Germany
                              Telephone:______________________________
                              Facsimile:______________________________
                              Attention:______________________________

                         with a copy to:


                              Northrop, Stradar & Glenn, P.C.
                              One Corwin Court
                              Post Office Box 2395
                              Newburgh, New York 12550
                              Telephone:______________________________
                              Facsimile:______________________________
                              Attention: George F. Stradar, Jr., Esq.

                         and


                              Morrison & Foerster LLP
                              425 Market Street
                              San Francisco, CA  94105
                              Telephone: (415) 268-7000
                              Facsimile: (415) 268-7522
                              Attention: John W. Campbell, Esq.

     (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

     (e) This Agreement (including the Merger Agreement and any other documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and undertakings, whether written or oral, among the parties hereto with respect to the subject matter hereof.

     (f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the principles of conflicts of laws thereof.

     (g) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns, and the provisions of this Agreement are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     (h) If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     (i) Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and (ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in any state or federal court sitting in California. The parties hereto consent to personal jurisdiction in any such action brought in any state or federal court sitting in California and to service of process upon it in the manner set forth in Section 11(b) hereof.

     (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, Parent, Newco and Shareholder have caused this Agreement to be duly executed and delivered as of the date first written above.

                              STEAG ELECTRONIC SYSTEMS GmbH



                              By: /s/ Hans-Georg Betz
                                  -------------------------
                                  Name:  Hans-Georg Betz
                                  Title: Chief Executive Officer

                              MIG ACQUISITION CORPORATION



                              By: /s/ Berthold Lutke-Daldrup
                                  -------------------------
                                  Name:Berthold Lutke - Daldrup
                                  Title: Officer with Statutory Authority

                              CANON SALES COMPANY, INC.


                              By:/s/ Norio Kuroda
                                 --------------------------
                                  Name: Norio Kuroda
                                  Title: Managing Director


                              NIPPON TYPEWRITER COMPANY LTD.


                              By:/s/ Yasuo Yoshida
                                 --------------------------
                                 Name: Yasuo Yoshida
                                 Title: President and Chief Executive Officer

8